SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Syms Corp
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

June 3, 2010

Dear Shareholder:

You are cordially invited to attend this year’s Annual Meeting of Shareholders of Syms Corp which will be held at our offices at One Syms Way, Secaucus, New Jersey 07094 on Tuesday, June 29, 2010 at 10:30 a.m.

Information about the meeting and the various matters on which shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included are a proxy card and a postage paid return envelope.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your proxy card in the enclosed envelope as promptly as possible. We look forward to seeing you then.

Very truly yours,

Marcy Syms
Chairman and
Chief Executive Officer

SYMS Corp · One Syms Way, Secaucus, NJ 07094 · (201) 902 – 9600
WWW.SYMS.COM

SYMS CORP
One Syms Way
Secaucus, New Jersey 07094

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 29, 2010

Notice is hereby given that the Annual Meeting of the Shareholders of Syms Corp, a New Jersey corporation (the “Company”), will be held at 10:30 a.m., Eastern daylight time, on Tuesday, June 29, 2010 at the Company’s executive offices, One Syms Way, Secaucus, New Jersey, for the following purposes:

(1) To elect four directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2) To consider a proposal to amend the Company’s certificate of incorporation to limit the liability of the Company’s directors and officers;

(3) To ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm for the Company for fiscal 2010; and

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the nominees for director listed in the proxy statement and the accompanying proxy card, “FOR the proposal to amend the Company’s certificate of incorporation and “FOR” the proposal to ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm for the Company for fiscal 2010. The holders of record of the Company’s common stock, $.05 par value, at the close of business on May 28, 2010, will be entitled to vote at the meeting and any adjournment(s) thereof.

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy. If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker or other nominee holder that shows you were an owner on the record date are examples of proof of ownership.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON June 29, 2010:
This proxy statement and our fiscal 2009 Annual Report on Form 10-K are available at: www.syms.com.

By Order of the Board of Directors

/s/Raymond R. Siconolfi

Raymond R. Siconolfi
Acting Secretary

June 3, 2010

SYMS CORP
One Syms Way
Secaucus, New Jersey 07094

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 29, 2010

INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the “Company”), of proxies for use at the 2010 Annual Meeting of the Shareholders (the “Annual Meeting”), to be held on June 29, 2010 at 10:30 a.m. at the Company’s executive offices located at One Syms Way, Secaucus, New Jersey 07094 or at any adjournment(s) or postponement(s) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 3, 2010.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any such proxy which is properly executed but in which no direction is specified will be voted FOR the election of the Board of Directors’ nominees for director, FOR the proposed amendment to the Company’s certificate of incorporation and FOR the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the fiscal year ending February 26, 2011 and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying the Secretary of the Company prior to the commencement of the meeting, by executing and submitting, prior to the completion of balloting, a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

     Only shareholders of record of the Company’s voting securities as of the close of business on May 28, 2010 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 14,448,188 shares of common stock, par value $0.05 per share (“Common Stock”), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended February 27, 2010 (“fiscal 2009”), to shareholders of record on May 28, 2010.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company’s independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposed amendment to the Company’s certificate of incorporation and to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.

     Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. With respect to Proposals 1, 2 and 3, abstentions and “broker non-votes” will not be included in total votes and will have no effect on the outcomes of these proposals.

ELECTION OF DIRECTORS

Proposal 1

     At the Annual Meeting, all four directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors. Thus, provided a quorum is present and voting, the four directors receiving the most votes will be elected as directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of these directors and nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors’ nominees for election as directors, appears below. All of the nominees for directors are incumbent directors, who were elected by shareholders at a meeting for which proxies were solicited. There is no family relationship between any nominee and any other nominee or executive officer of the Company. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the equity securities of the Company owned by each nominee for director.

Name of Director or Nominee for Election	Age	Director Since	Position
Marcy Syms (1) (4) (5)	59	1983	Chief Executive Officer/President and Chairman of the Board

Henry M. Chidgey (2) (3)	60	2006	Director of the Company

Bernard H. Tenenbaum (1) (2) (3) (4) (5)	55	2006	Director of the Company

Thomas E. Zanecchia (2) (3)	55	2007	Director of the Company

(1)	Member of the Executive Committee of the Company.
(2)	Member of the Stock Option Committee of the Company.
(3)	Member of the Audit Committee of the Company.
(4)	Member of the Nominating & Corporate Governance Committee of the Company.
(5)	Member of the Compensation Committee of the Company.

Nominees for Election as Director

Set forth below is information concerning the board of directors’ nominees for director:

MARCY SYMS has been President and a Director of the Company since 1983 and was Chief Operating Officer of the Company from 1984 until January 1998. From January, 1998 until the present, Marcy Syms has served as Chief Executive Officer and President of the Company. Marcy Syms is also a director of Rite-Aid Corp. Marcy Syms was elected Chairman of the Board in 2009, upon the death of her father and former Chairman, Sy Syms.

HENRY M. CHIDGEY has been President of Osage International Consulting Group since 2000. Mr. Chidgey was President and Chief Operating Officer of Hearts on Fire, a privately-held branded diamond and diamond jewelry business, from 2003 to 2004 and he continues to serve as an advisor to that company. Mr. Chidgey served as Director and Chief Operating Officer of FerroNorte, SA, a Brazilian railroad company from 1997 to 1999 and prior to that he was President of RailTex from 1995 to 1997.

BERNARD H. TENENBAUM is Managing Partner of China Cat Capital, LLC, a consulting and investment company focused on transactions in Asia, and President of the Children’s Leisure Products Group, a holding company with investments in children’s leisure product businesses, a position he has held since 1997. He has also served as an advisor to Bel Air Partners, an investment banking firm from 2000 to 2009. Previously, he was Vice President of Corporate Development for Russ Berrie & Co., a NYSE - traded gifts and juvenile products company and was the founding Director of the George Rothman Institute of Entrepreneurial Studies at Fairleigh Dickinson University as well as the first George Rothman Clinical Professor of Entrepreneurial Studies.

THOMAS E. ZANECCHIA is the founder and has been the President of Wealth Management Consultants, Inc. since 1993. He is also co-founder of Branzan Investment Advisors, Inc. Prior to founding these companies, Mr. Zanecchia was a stockholder and President of Financial Consulting Services for Asset Management Group.

Board Qualifications

     The Company’s Board does not have a formal policy of considering diversity in identifying potential director candidates. The Board considered the following attributes of its nominees in determining that each is qualified to serve as a director of the Company:

     With respect to Marcy Syms, the Board took into consideration her long-time dedicated service to, and her substantial familiarity with, the Company, her knowledge of the Company’s business and product lines and her public image, which is closely associated with the Company and its public image.

     With respect to Mr. Chidgey, the Board took into consideration his experience with the jewelry business and consumer preferences, as well as his experience in serving as the chief operating officer of diverse businesses.

     With respect to Mr. Tenenbaum, the Board took into consideration his experience with retail businesses, his background in entrepreneurial studies and the role he typically performs as a business counselor.

     With respect to Mr. Zanecchia, the Board took into consideration his experience with finance and the extent of his consulting capabilities.

     With respect to each candidate, the Board also considered the contributions that the respective directors have made to the Company over their respective periods of service.

     In naming Marcy Syms as the Chairman of the Board, the Board considered the fact that certain commentators have raised concerns regarding having a company’s chief executive officer also serve as board chairman. The Board concluded that in light of the size of the Board, Marcy Syms familiarity with the Company and the manner in which the Board operates, there was no need to separate the offices of the Chairman of the Board and the chief executive officer.

Role in Oversight

     The Board’s role in our risk oversight process includes receiving regular reports from members of management on areas of material risk to the Company, including operational, financial, legal strategic risks. The full Board or the appropriate committee receives these reports from management to enable it to understand the Company’s risks, to respond to unexpected contingencies and to take proactive steps to mitigate risk. Any such matters considered at the committee level are reported to the full Board. This enables the Board and its committees to coordinate the risk oversight role.

The Board of Directors recommends that the shareholders vote FOR the election of each nominee for director named above. Executed proxies solicited hereby will be voted FOR each nominee named above unless a direction to withhold authority is specifically indicated.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 2009 there were twelve meetings of the Board of Directors. During fiscal 2009, all directors attended all of the meetings of the Board of Directors and of the committees of which he or she was a member.

     Based on information supplied to it by the Directors, the Board of Directors has determined that three of the current directors, Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia, are “independent” under the listing standards of the NASDAQ Stock Market (“NASDAQ”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have, any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a “controlled company” (as defined in the NASDAQ Marketplace Rules) based on the fact that more than 50% of the voting power of the Company’s voting stock is held by Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003 and as President of a general partnership that controls The Cortlandt Enterprises LLP which entity holds Syms Corp common shares. As a result, the Company is exempt from the provisions of the NASDAQ governance standards requiring that (i) a majority of the board consist of independent directors, (ii) the nominating committee be composed entirely of independent directors and (iii) the compensation committee be composed entirely of independent directors.

     The committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. Each of the aforementioned committees has written charters, copies of which are available on the Company’s website at “www.syms.com”. The charters will be provided in print to any shareholder who submits a written request for the charters, to the Company’s Secretary, Syms Corp, One Syms Way, Secaucus, New Jersey 07094.

     The Audit Committee has the principal function of reviewing the adequacy of the Company’s internal system of accounting controls, conferring with the independent registered public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent registered public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Bernard H. Tenenbaum (Chairman), Henry M. Chidgey and Thomas E. Zanecchia. None of these individuals is, or has ever been, an officer or employee of the Company and all are considered “independent” for the purposes of the NASDAQ governance standards.

     In addition to meeting the independence standards of NASDAQ, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Bernard H. Tenenbaum has the requisite attributes of an “audit committee financial expert” as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during fiscal 2009.

     The Executive Committee is authorized to exercise all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. Marcy Syms and Bernard H. Tenenbaum are members of the Executive Committee. The Executive Committee did not meet during fiscal 2009.

     The Stock Option Committee reviews and recommends to the Board of Directors remuneration arrangements and compensation plans for the Company’s officers and key employees, administers the Company’s stock option and appreciation plans and determines the officers and key employees who are to be granted equity based incentive compensation awards under such plans. The current members of the Stock Option Committee are Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia, none of whom is, or has ever been, an officer or employee of the Company and all of whom are “independent” in terms of the NASDAQ governance standards. The Stock Option Committee did not meet during fiscal 2009.

     The Compensation Committee is responsible for reviewing and approving for the Chief Executive Officer and other executives of the Company annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the Chief Executive Officer and Chairman of the Board. Marcy Syms and Bernard H. Tenenbaum are members of the Compensation Committee. The Compensation Committee did not meet during fiscal 2009, as all of its determinations were made by the full Board.

     The Nominating & Corporate Governance Committee seeks to, among other matters; find qualified individuals to serve as directors of the Company. Marcy Syms and Bernard H. Tenenbaum are members of the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee did not meet during fiscal 2009, as all of its determinations were made by the full Board.

     Minimum Qualifications: The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of NASDAQ and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; the ability to represent fairly all shareholders without advocating for any particular shareholder constituency; the absence of a conflict of interest, and the willingness to devote adequate time to Board of Directors duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Board believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, (iii) the need for adopting and implementing internal controls, and (iv) the relative standing of the Company and its business segments in relation to its competitors.

     Nominating Process: The following paragraphs describe the processes that the Board or the Nominating & Corporate Governance Committee will take should it be necessary to fill vacancies or should the Board decide to expand its size.

     The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee will ask each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee will then evaluate each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, by the Company’s management and, if the Nominating & Corporate Governance Committee deems it appropriate, by an independent third party search firm retained to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Directors members, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board of Directors.

     When nominating an incumbent director for re-election at an annual meeting, if asked by the Board, the Nominating & Corporate Governance Committee will consider the director’s performance on the Board of Directors and the director’s qualifications in respect of the criteria referred to above.

     Consideration of Shareholder Nominated Directors: The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with our by-laws and applicable securities laws. Any shareholder wishing to submit a candidate for consideration should submit a notice in accordance with the procedures set forth under the caption “Shareholder Nominations and Proposals”.

Corporate Governance

     Corporate Governance Guidelines and Code of Business Conduct and Ethics: The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company’s website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who submits a written request for such copies to the Company’s Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094.

     Code of Ethics for Senior Financial Officers: The Board of Directors has adopted a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Controller, which is available on the Company’s website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who submits a written request for such Code of Ethics to the Company’s Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094.

     Non-Management Directors: Non-management directors meet in executive sessions at least twice a year and, if the group of non-management directors includes any director who is not “independent,” the independent directors meet at least twice a year in an executive session of only independent directors. The independent directors select the presiding director. Bernard H. Tenenbaum was appointed the presiding director for all non-management meetings. As appropriate, some of the executive sessions of the non-management directors may be with the Chief Executive Officer and others will be conducted outside the presence of the Chief Executive Officer and any other management officials.

     Communications between Shareholders and the Board of Directors: Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company’s Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company’s Secretary or an Assistant Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     Attendance at Annual Meetings: All Directors are expected to attend the fiscal 2009 Annual Meeting in person and be available to address questions or concerns raised by shareholders. All Directors attended the fiscal 2008 annual meeting of shareholders.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company receives a director’s fee, presently established at the rate of $5,000 per meeting, for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $1,000 for any committee meeting attended by such member. Travel expenses of such directors related to attendance at Board and committee meetings is reimbursed. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

     The following table sets forth certain information regarding the compensation we paid to each individual who served as a director of the Company during fiscal 2009, other than Marcy Syms. See the “Summary Compensation Table” below for information pertaining to compensation paid to Marcy Syms.

Name	Fees Paid ($)	Option Awards	Total ($)

Bernard H. Tenenbaum	50,000	-	50,000
Henry M. Chidgey	46,000	-	46,000
Thomas E. Zanecchia	46,000	-	46,000

EXECUTIVE OFFICERS

     The Company’s executive officers, as well as additional information with respect to such persons, are set forth below:

Name	Age	Position

Marcy Syms	59	Chief Executive Officer, President and Chairman of the Board
Gary Roberts	53	Senior Vice President, Operations
Myra Butensky	50	Vice President, Men’s Tailored Clothing
James Donato	53	Vice President, Operations
Elyse Marks	56	Vice President, Information Technology
John Tyzbir	55	Vice President, Human Resources
Mary A. Mann	59	Vice President, Ladies
Karen Day	51	Vice President, Children’s
Raymond R. Siconolfi	56	Controller, Chief Accounting Officer, acting chief financial officer and acting Secretary

     Information with respect to Marcy Syms is set forth on page two of this Proxy Statement under “Election of Directors.”

     GARY ROBERTS joined the Company in 2007 as Director of Logistics and was appointed Senior Vice President of Operations in June, 2008. Immediately prior to joining Syms, Mr. Roberts was the General Manager at Levitz Furniture (a retailer of home furnishings) during 2007. Prior thereto, he was General Manager for Logistics at both Toys R Us and Kids R Us and held various other managerial posts for these retailers during his tenure from 1985 to 2007. Prior thereto, he held a variety of managerial and executive positions in logistics and operations for Gimbels (a clothing retailer).

     MYRA BUTENSKY has been Vice President, Divisional Merchandise Manager, Men’s Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies clothing buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc. and also spent 10 years with Macy’s in a number of buying positions.

     JAMES DONATO has been Vice President, Operations, of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was engaged in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President, IT, of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also involved in store management for the Company.

     JOHN TYZBIR has been Vice President, Human Resources, of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     MARY MANN has been Vice President, Ladies, of the Company since April 2007. From 2005 to 2007 she was Merchandise Manager of A & E stores (a women’s clothing retailer). From 2001 to 2004 she was merchandise manager of the Company. Prior to 2001, Ms. Mann was Assistant Vice President of Dress Barn for 10 years.

     KAREN DAY has been Vice President, Children’s, since April 2007. From October 2003 to March 2007, Ms. Day was Divisional Merchandise Manager, Children’s. From July 1996 to October 2003, Ms. Day held buying positions in children’s and ladies clothing in the Company. Prior to joining the Company, Ms. Day has held merchandising positions in Kidco, The Children’s Place and Abraham and Strauss.

     RAYMOND R. SICONOLFI has been the Chief Accounting Officer, acting chief financial officer and acting Secretary of the Company since February 2010. From 2001 to 2010 Mr. Siconolfi was the Corporate Controller at Syms. From 1999 to 2000 he was the Controller at Mikasa, Inc., a retailer of decorative table top products. From 1995 to 1999 he was the Controller for JR Tobacco of America. Prior to 1995 he was the Controller at Corporate Express for 13 years.

     The Company’s officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of May 15, 2010, except as otherwise set forth in the notes below for:

●	each director;

●	each executive officer named in the summary compensation table;

●	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially more than 5% of our common stock; and

●	all directors and executive officers as a group.

     Each person named in the table has sole voting and investment power with respect to all shares of Common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class

Marcy Syms One Syms Way, Secaucus, NJ 07094	7,955,294	(1) (2)	55.1%

Franklin Advisory Services, LLC 777 Mariners Island Blvd. San Mateo, CA 94404	1,430,000	(3)	9.9%

Dimensional Fund Advisors, Inc. 6300 Bee Cave Road Austin, TX 78746	1,214,622	(4)	8.4%

Bernard H. Tenenbaum	100		*

Henry M. Chidgey	-		-

Thomas E. Zanecchia	-		-

All directors and executive officers as a group (12 persons).	7,955,394		55.1%

     * Less than one percent

     (1) As reported in a beneficial ownership report filed with the SEC on Form 4 on July 28, 2008, the ownership of shares of Company common stock beneficially owned by Sy Syms and Marcy Syms was reorganized on July 28, 2008. On that date, the Sy Syms Revocable Living Trust, dated March 17, 1989 (the “Sy Syms Trust”), contributed 5,896,087 shares of Company common stock to The Cortlandt Enterprises Limited Liability Partnership (the “Partnership”). In consideration for such contribution, the Partnership issued its sole limited partnership interest to the Sy Syms Trust. The Sy Syms Trust subsequently sold its limited partnership interest in the Partnership to the Syms Family Irrevocable Trust (the “Syms Family Trust”) in exchange for a promissory note. Marcy Syms is the sole shareholder, president and sole director of Our Best Customer, Inc. (“Best Customer”), the corporate general partner of the Partnership. As the controlling shareholder of Best Customer, Marcy Syms has the sole power to vote and dispose of the shares of Company common stock owned by the Partnership and thus is deemed to be the beneficial owner of the shares of Company common stock owned by the Partnership. Marcy Syms is also a trustee and the beneficiary of the Syms Family Trust, which is the sole limited partner of the Partnership.

     (2) Represents (a) 5,896,087 shares of Company common stock held by the Partnership, (b) 946,932 shares of Company common stock owned directly by Marcy Syms, (c) 697,592 shares of Company common stock held in the Laura Merns Living Trust, dated February 14, 2003 (the “Merns Trust”), (d) 317,183 shares of Company common stock held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended (the “Marcy Syms Trust”) and (e) fully vested options entitling Marcy Syms to purchase 97,500 shares of Company common stock. Marcy Syms is the sole Trustee of the Merns Trust; she disclaims beneficial ownership of the shares owned by the Merns Trust except to the extent of her pecuniary interest in the Merns Trust. Marcy Syms retains the sole voting power with respect to the 317,183 shares of Company common stock held by the Marcy Syms Trust and the right to revoke the Marcy Syms Revocable Living Trust at any time.

     (3)Franklin Advisors, Inc. (“Franklin”) has sole voting and dispositive power with respect to 1,430,000 shares. This information is based upon a Schedule 13F publicly filed by Franklin in March 2010.

     (4)Dimensional Fund Advisors, Inc. (“Dimensional”) has sole dispositive power with respect to 1,214,622 shares. This information is based upon a Schedule 13G publicly filed by Dimensional in March 2010.

     Of the directors, Messrs. Chidgey and Zanecchia do not beneficially own any shares of Company common stock. Other than Marcy Syms, none of the executive officers named in the summary compensation table, beneficially own any shares of Company common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     Compensation Philosophy: The Company’s compensation program is designed to integrate compensation with the achievement of the Company’s business objectives and to ensure that total compensation paid to executive officers and key employees is fair, reasonable and competitive. The Company has structured its executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. This philosophy also includes aligning and rewarding management for increasing shareholder value.

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon corporate and individual performance. It seeks to maintain a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements.

     The Company does not have employment agreements with any of its executive officers or key employees.

     Base Salary: The base salary for Company personnel is intended to provide competitive remuneration for services provided to the Company over a one-year period and is designed to compensate an individual for his or her level of responsibility and performance.

     Bonus: Bonuses may be awarded based upon individual performance as measured against individual goals and objectives, combined with the Company’s attainment of corporate goals and objectives.

     Long-Term Incentive: The Stock Option Committee of the Board of Directors has the responsibility of administering the Company’s stock option plans and is, therefore, responsible for authorizing all grants of options. The Stock Option Committee is comprised entirely of non-employee directors that have no direct or indirect material interest in, or relations with, the Company outside of their position as a Director. The Stock Option

Committee currently consists of the following members of the Company’s Board of Directors: Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia.

     Stock Option Plans: The Company’s Amended and Restated Stock Option and Appreciation Plan (the “Stock Option Plan”) allows for the granting of incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (as amended), non-qualified stock options and stock appreciation rights. The plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Company’s common stock on the date the option is granted. The exercise price of the option for holders of more than 10% of the voting rights of the Company must be not less than 110% of the fair market value of the Common Stock on the date of grant. Non-qualified options and stock appreciation rights may be granted at any exercise price, subject to limitations imposed pursuant to Section 409A of the Internal Revenue Code which penalizes employees who receive options and stock appreciation rights granted at a price below the then current fair market value. The Company has reserved 1,500,000 shares of common stock for issuance thereunder. No option or stock appreciation rights may be granted under the Stock Option Plan after July 28, 2013. The maximum exercise period for any option or stock appreciation right under the plan is ten years from the date the option is granted (five years for any optionee who holds more than 10% of the voting rights of the Company).

     In 2005, the Company adopted the 2005 Stock Option Plan (the “2005 Plan”). The 2005 Plan permits the grant of options, share appreciation rights, restricted shares, restricted share units, performance units, performance shares, cash-based awards and other share-based awards. Key employees, non-employee directors, and third party service providers of the Company who are selected by a committee designated by the Board of Directors of the Company are eligible to participate in the 2005 Plan. The maximum number of shares issuable under the 2005 Plan is 850,000, subject to certain adjustments in the event of changes to the Company’s capital structure.

     The 2005 Plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Company’s common stock on the date the option is granted. The exercise price of such options for holders of more than 10% of the voting stock of the Company must be not less than 110% of the fair market value of the Company’s common stock on the date of grant. The exercise price of non-qualified options and stock appreciation rights must not be less than fair market value.

     The maximum exercise period for any option or stock appreciation right under the 2005 Plan is ten years from the date the option is granted (five years for any incentive stock options issued to a person who holds more than 10% of the voting stock of the Company).

     The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Expected volatility is based on the historical volatility of the price of the Company’s stock. The risk-free interest rate is based on U.S. Treasury issues with a term equal to the expected life of the option. The Company uses historical data to estimate expected dividend yield, expected life and forfeiture rates. There were no options granted during fiscal 2009, and all options previously issued are fully vested.

SUMMARY COMPENSATION TABLE FOR FISCAL 2009, 2008 and 2007

     The following table sets forth compensation earned during fiscal 2009, 2008 and 2007 by the Company’s Chief Executive Officer, Chief Financial Officer and by the three other most highly paid executive officers whose total compensation for fiscal 2009 exceeded $100,000:

					All Other	Total
Name and	Fiscal		Option		Compen-	Compen-
Principal Position	Year	Salary	Awards	Bonus	sation (1)	sation ($)

Marcy Syms	2009	$582,309	-	-	-	$582,309
Chief Executive Officer	2008	642,033	-	-	-	642,033
	2007	647,010	-	-	8,975	655,985

Philip A. Piscopo (2)	2009	$284,631	-	300,000	-	$584,631
Chief Financial Officer	2008	235,040	-	-	-	235,040
	2007	13,560	-	-	-	13,560

Gary Roberts (3)	2009	$225,004	-	25,000	-	$250,004
Senior Vice President, Operations	2008	212,892	-	-	-	212,892
	2007	57,700	-	-	-	57,700

Myra Butensky	2009	$205,542	-	-	-	$205,542
Vice President - Men’s Clothing	2008	204,876	-	-	-	204,876
	2007	207,788	-	-	8,085	212,873

Mary A. Mann	2009	$202,956	-	-	-	$202,956
Vice President – Ladies Clothing	2008	202,386	-	-	-	202,386
	2007	198,016	-	-	7,177	205,193

Raymond R. Siconolfi (4)	2009	$112,800	-	-	-	$112,800
Controller and Chief Accounting Officer

(1)	Amounts in this column represent the Company’s contribution under the Company’s profit sharing plan.

(2)	Mr. Piscopo joined the Company effective February, 2008 and resigned from the Company in February, 2010.

(3)	Mr. Roberts joined the Company effective October, 2007.

(4)     Mr. Siconolfi became an executive officer upon Mr. Piscopo’s resignation in February 2010. The compensation set forth above with respect to Mr. Siconolfi represents the compensation paid to Mr. Siconolfi in all capacities for fiscal 2009.

Outstanding Equity Awards at Fiscal Year-End

     The following table provides information for each of the executive officers named in the Summary Compensation Table with respect to stock option awards outstanding at February 27, 2010. At that date, such executive officers did not hold any other equity awards.

	Number of securities	Number of securities
	underlying unexercised	underlying unexercised
	options at	options at	Option	Option
	February 27, 2010	February 27, 2010	Exercise	Expiration
Name	(Exercisable)	(Unexercisable)	Price	Date

Marcy Syms	97,500	-	$15.01	7/21/2015
Philip A. Piscopo	-	-	-	-
Gary Roberts	-	-	-	-
Myra Butensky	-	-	-	-
Mary A. Mann	-	-	-	-
Raymond R. Siconolfi	-	-	-	-

(1) No SARs are held by the named individuals.

Option Exercises During the
Fiscal Year Ended February 27, 2010

     There were no options exercised during fiscal 2009 by any of the executive officers named in the Summary Compensation Table. None of those officers own any shares of restricted stock, restricted stock units or similar instruments that vested during fiscal 2009.

Retirement Benefits

     Each of the Company’s executive officers who were employed prior to December 31, 2006 is entitled to participate in the Syms Corp Defined Benefit Plan on the same basis as all other eligible executives. This plan was frozen and no additional benefits will accrue, effective December 31, 2006.

     Each of the Company’s executive officers is entitled to participate in the Company’s defined contribution 401K Plan on the same basis as all other eligible employees. In addition, the Company also has a Profit Sharing Plan to which the Company makes a discretionary contribution based on its performance. All non-union employees can participate in this plan once they become eligible. Amounts contributed to the accounts of the executive officers named in the Summary Compensation Table are set forth in that Table.

PENSION PLAN

     The following table sets forth the estimated annual benefits payable on retirement to persons in specified remuneration and years of participation classifications under the Company’s defined benefit pension plan (the “Pension Plan”) for employees not covered under collective bargaining agreements:

Highest Five	15	20	25	30	35
Year Average	Years of	Years of	Years of	Years of	Years of
Compensation	Participation	Participation	Participation	Participation	Participation
$50,000	$5,700	$7,600	$9,500	$9,500	$9,500
75,000	8,550	11,400	14,250	14,250	14,250
100,000	11,400	15,200	19,000	19,000	19,000
125,000	14,250	19,000	23,750	23,750	23,750
150,000	17,100	22,800	28,500	28,500	28,500
175,000	19,950	26,600	33,250	33,250	33,250
200,000	22,800	30,400	38,000	38,000	38,000

     A Pension Plan’s participant’s interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the “Salary” column of the Summary Compensation Table.

     Currently no more than $200,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2009: Marcy Syms, 31 or more years; Myra Butensky 18 or more years; Mary A. Mann, 7 or more years; and Raymond R. Siconolfi, 8 or more years. Neither Philip A. Piscopo nor Gary Roberts were eligible as the Pension Plan was frozen as of December 31, 2006. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than 25 years of service. A participant is entitled to be paid his or her benefits upon retirement at age 65. If a participant has completed at least 15 years of service, he or she may retire upon reaching age 55 but the benefits he or she receives will be actuarially reduced to reflect the longer period during which he or she will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of the benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information regarding the benefits payable under the Pension Plan, which represents the only plan of the Company that provides for payments or other benefits at, following, or in connection with an officer’s retirement. In accordance with the SEC’s rules, the following table does not provide information regarding tax-qualified defined contribution plans or nonqualified defined contribution plans.

2009 Pension Benefit

		No. of years	Present Value of	Change in Pension
Name	Plan Name	credit service	Accrued Benefits ($)	Value 2009 vs 2008 ($)

Marcy Syms	(1)	31	183,672	12,541
Philip A. Piscopo	(1)	n/a	-	-
Gary Roberts	(1)	n/a	-	-
Myra Butensky	(1)	18	56,591	3,661
Mary A. Mann	(1)	7	18,083	1,232
Raymond R. Siconolfi	(1)	8	15,150	1,012

(1) Syms Corp Defined Benefit Plan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sy Syms, Marcy Syms and Bernard H. Tenenbaum served as members of the Compensation Committee during parts of fiscal 2009. Bernard Tenenbaum, Henry Chidgey and Thomas Zanecchia served as members of the Stock Option Committee throughout fiscal 2009. Sy Syms was the Chairman of the Board of Directors of the Company until his death and was succeeded in that role by Marcy Syms. Marcy Syms is the Company’s Chief Executive Officer and President. No member of the Compensation Committee or Stock Option Committee had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K since the beginning of fiscal 2009.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Stock Option Committee, which is comprised solely of independent directors, administers the issuances of equity-based compensation arrangements under the Company’s stock incentive compensation plans.

     The determination of compensation ranges for executive officers reflects an understanding of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Compensation Committee remains cognizant of the Board of Directors’ responsibility to enhance shareholder value. The Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive’s individual performance and the Company’s performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Company’s option plans, which align the interests of executives with those of shareholders.

     Determination of Marcy Syms’ compensation as the Company’s Chief Executive Officer for fiscal 2009 reflects the Company’s performance and a comparison with chief executive officer compensation of the Company’s competitors, and also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and viability of the Company.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any executive officer will receive any compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

     The Compensation Committee and the Stock Option Committee have reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on their review and discussions with management, the committees recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s fiscal 2009 proxy statement.

COMPENSATION AND STOCK OPTION COMMITTEES
Marcy Syms
Bernard H. Tenenbaum
Henry M. Chidgey
Thomas E. Zanecchia

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company’s knowledge, based solely on its review of the copies of such forms received by it, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met during fiscal 2009.

AUDIT COMMITTEE REPORT

     In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009:

          (1)          the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

          (2)          the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T;

          (3)          the Audit Committee received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the Company’s independent accountants the independent accountants’ independence; and

          (4)          based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2009 Annual Report on Form 10-K.

AUDIT COMMITTEE
Bernard H. Tenenbaum, Chairman
Henry M. Chidgey
Thomas E. Zanecchia

PROPOSAL 2

LIMITATION OF CERTAIN LIABILITIES DIRECTORS AND OFFICERS

     In response to a proliferation of lawsuits challenging actions taken by the management of various corporations and a resultant tightening in the market for directors’ and officers’ liability insurance, the New Jersey legislature amended the New Jersey Business Corporation Act (the “Business Corporation Act”) in 1988 to permit New Jersey corporations to include in their certificates of incorporation provisions which would limit the liability of directors and officers in certain instances. Specifically, with respect to the personal liability of directors and officers, the Business Corporation Act was amended to provide as follows:

“The certificate of incorporation [of a New Jersey corporation] may provide that a director or officer shall not be personally liable, or shall be liable only to the extent therein provided, to the corporation or its shareholders, for damages for breach of any duty owed to the corporation or its shareholders, except that such provision shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person’s duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit.”

     Many New Jersey corporations acted promptly to amend their certificates of incorporation to provide for the limitations permitted by the New Jersey statute. In other states, including but certainly not limited to, Delaware, similar statutes were adopted and several corporations in those jurisdictions also acted promptly to add so-called exculpation provisions to their certificates of incorporation.

     For more than two decades, however, the Company did not take advantage of this provision in the Business Corporation Act. After analysis of the benefits available under the Business Corporation Act, the Board of Directors has now determined that the Company should amend its certificate of incorporation to permit the limitations of liability permitted by the Business Corporation Act. This determination was based on the following considerations:

●

Protection against ill-advised litigation and the maintenance of suitable directors’ and officers’ liability insurance are required by many persons as a condition to their serving as members of management of public corporations. The Company will be in a better position to recruit and retain officers and directors if their liability is limited under the Business Corporation Act.

●

Adoption of an exculpation provision is expected to assist the Company in negotiating its premiums for it directors’ and officers’ liability insurance. It may also reduce the need for insurance companies to seek reductions in the scope of the Company’s insurance package.

●	The Company’s obligations to indemnify its directors and officers can result in significant exposure to the Company. The adoption of an exculpation provision may operate to limit this exposure.

●	The absence of exculpation may cause those who do serve to act more defensively and conservatively than would otherwise be in the best interests of corporations and their shareholders.

     The Company’s Board of Directors has determined that it would be in the best interest of Syms Corp to offer directors and officers the protection currently allowed by New Jersey law. Accordingly, the Board of Directors has approved, and recommends that the shareholders adopt, an amendment (the “Amendment”) to the Company’s Certificate of Incorporation providing as follows:

“TWELFTH:     The personal liability of the Officers and Directors of the Corporation is hereby eliminated to the fullest extent permitted by subsection 14A:2-7(3) of the New Jersey Business Corporation Act, as the same may be amended or supplemented. No amendment to or repeal of this Article TWELFTH shall apply to or have any effect on the liability or alleged liability of any Officer or Director for or with respect to any acts or omissions of such Officer or Director occurring prior to such amendment or repeal. If the laws of the State of New Jersey are hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of an Officer or Director of the Corporation shall be eliminated or limited to the fullest extent then permitted. No repeal or modification of this Article TWELFTH shall adversely affect any right of or protection afforded to an Officer or Director of the Corporation existing immediately prior to such repeal or modification.”

     The primary focus of the Amendment is upon the elimination of liability for violation of the “duty of care”. The “duty of care” refers to the fiduciary duty of directors and officers to manage the affairs of the corporation with the same degree of care as would be applied to an “ordinarily prudent person under similar circumstances”. While this standard theoretically seeks to be objective, in practice this standard has led to subjective, after-the-fact, analysis. Accordingly, to protect management against this type of analysis, the Amendment eliminates the personal liability of directors and officers to the Company and its shareholders for monetary damages for acts or omissions (including negligent and grossly negligent acts or omissions) in violation of the duty of care.

     The Amendment does not in any way eliminate or limit the liability of a director or officer for breaching his or her duty of loyalty (i.e., the duty to refrain from fraud, self-dealing and transactions involving improper conflicts of interest) to Syms Corp or its shareholders, failing to act in good faith, knowingly violating a law or obtaining an improper personal benefit. The Amendment would not eliminate or limit the liability of directors and officers arising in connection with causes of action brought under the federal securities laws, nor would the Amendment have any effect on the availability of equitable remedies, such as an injunction or rescission, for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

     The effects of the Amendments remain uncertain to some extent. Courts could rule that certain liabilities that the Amendment purports to eliminate remain, notwithstanding the incorporation of the Amendment into the Company’s Certificate of Incorporation. If the courts or the New Jersey Legislature narrow or expand the coverage of the relevant provisions of the New Jersey Business Corporation Act, the potential liability of directors and officers for their actions and the rights of shareholders to institute litigation for breaches of fiduciary duties likewise will be affected without further shareholder action.

     Management of Syms Corp believes that adoption of the Amendment will help the Company attract and retain qualified individuals to serve as directors and officers and will make directors’ and officers’ liability insurance more readily available at a lower cost to the Company and its shareholders. The Amendment may have the effect, however, of discouraging or deterring shareholders or management from bringing a lawsuit against directors and officers, even though such an action, if successful, might otherwise have benefited the Company and its shareholders. In addition, if the Amendment is adopted, directors and officers of Syms Corp. will not be liable for monetary damages to Syms Corp. or its shareholders for making grossly negligent business decisions, including decisions which may be made in connection with attempts by third parties to acquire control of Center Bancorp. The Amendment provides that no amendment or repeal of the Amendment and no amendment, repeal or termination of effectiveness of any law authorizing the Amendment would apply to or have any effect on the liability of a director or officer for any acts or omissions occurring prior to such amendment, repeal or termination of effectiveness.

     The Board of Directors believes that the potential benefits to Syms Corp. and its shareholders of the Amendment outweigh the limitations the Amendment places on shareholder remedies. It is the opinion of the Board of Directors that the legal risks and potential personal liabilities associated with lawsuits which may be filed against the Company’s directors and officers, coupled with the resulting substantial time, expense, abuse and anxiety which might be spent and endured in defending against such lawsuits, bears no reasonable or logical relationship to the amount of compensation received by such persons. Consequently, these risks pose a significant deterrent on the part of experienced and capable individuals to serve as directors and officers of the Company. The Amendment is not, however, being proposed in response to any litigation, threatened litigation, resignation, threat of resignation or refusal to serve by any existing or potential director or officer.

     If approved by the shareholders, the Amendment would become effective upon the filing with the New Jersey Secretary of State of a Certificate of Amendment to the Company’s Certificate of Incorporation, which filing would be made shortly after the Annual Meeting. The affirmative vote of a majority of the votes cast at the meeting is necessary for the approval of the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE ADOPTION OF
THE AMENDMENT.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Board of Directors has selected BDO Seidman, LLP (“BDO”) as the independent registered public accounting firm for the Company for the fiscal year ending February 26, 2011 and recommends that shareholders approve such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for the approval of auditors.

     BDO has audited the financial statements of the Company for more than the past five years. A representative of BDO is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following is a summary of the fees for professional services rendered by BDO which were billed to us for the past two fiscal years:

	Fiscal year ended

Fee category	February 27, 2010	February 28, 2009

Audit fees	$629,000	$383,000
Audit-related fees	205,000	46,000

Total fees	$834,000	$429,000

     Audit Fees: Audit fees represent fees for professional services performed by BDO for the audit of our annual financial statements, audit of internal controls and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements. The increase in audit fees for the year ended February 27, 2010 reflects audit work performed for Filene’s Basement.

     Audit Related Fees: Audit-related fees represent fees for assurance and related services performed by BDO that are reasonably related to the performance of the audit or review of our financial statements. These fees were for employee benefit related services in each of the past two fiscal years. The fees for the fiscal year ended February 27, 2010 also include services related to the acquisition of Filene’s Basement.

     Pre-approval Policies and Procedures: The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee must pre-approve all audit and permissible non-audit services rendered by the independent registered accounting firm. These services may include audit services, audit-related services, tax services and other services, including services relating to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services provided during the past two fiscal years were pre-approved by the Audit Committee.

     The Company and the Audit Committee have considered whether other non-audit services by BDO are compatible with maintaining the independence of BDO in its audit of the Company.

     For purposes of determining whether to select BDO as the independent registered public accounting firm to perform the audit of our financial statements and our internal control over financial reporting for fiscal 2010, the Audit Committee conducted a thorough review of BDO’s performance. The committee considered:

●	BDO’s historical and recent performance on the Company’s audit, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;

●	The firm’s leadership, management structure, client and employee retention and compliance and ethics programs;

●	The record of the firm against comparable accounting firms in various matters, such as regulatory, litigation and accounting matters;

●	The appropriateness of the fees charged; and

●	The firm’s familiarity with the Company’s accounting policies and practices and internal control over financial reporting.

     In the course of assisting the audit committee in its review, Company representatives interviewed management of BDO with respect to certain of the matters listed above. BDO was our independent auditor for the year ended February 27, 2010. The firm is a registered public accounting firm.

     Although ratification is not required by our Bylaws or otherwise, the Board considers the selection of the independent registered accounting firm to be an important matter of shareholder concern and is submitting the selection of BDO Seidman, LLP to our shareholders for ratification as a matter of good corporate practice.

     The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of BDO Seidman, LLP.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     Nominations to Board of Directors: Any shareholder who wants to nominate a candidate for election to the Board of Directors must deliver timely notice to our Assistant Secretary at our principal executive offices, located at One Syms Way, Secaucus, New Jersey 07094. In order to be timely, the notice must be delivered

●

in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, although if we did not hold an annual meeting during the immediately preceding calendar year or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●	in the case of a special meeting of shareholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

Accordingly, any person who desires to nominate a candidate for director at our fiscal 2010 annual meeting must provide the information required not later than March 1, 2011. The shareholder’s notice to the Secretary must set forth:

●

As to each person whom the shareholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock that are owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder; and

●

As to the shareholder giving the notice: (a) the proponent’s name, age and record address, (b) the number of shares of the Company’s common stock which are owned beneficially or of record by the proponent, (c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (d) a representation by the proponent that the proponent is a holder of record of our common stock entitled to vote at such meeting and that the proponent intends to appear in person or by proxy at the meeting to nominate the person or persons named in the proponent’s notice and (e) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.

     The notice delivered by the shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The shareholder must be a shareholder of record on the date on which the shareholder gives the notice described above and on the record date for the determination of shareholders entitled to vote at the meeting.

     Other proposals: In order to bring other business before an annual meeting, a shareholder must give timely notice of such proposal in writing to the Corporate Secretary at the Corporation’s principal executive offices located at One Syms Way, Secaucus, New Jersey 07094 and such business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to such address not less than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that an annual meeting was not conducted during the immediately preceding calendar year or in the event that the Board of Directors sets as a date for the annual meeting a date which is not within 30 days before or after such anniversary date, notice by the shareholder (in order to be timely) must be so delivered within a reasonable time prior to the date on which the Corporation begins to print its proxy solicitation materials. Such shareholder’s notice must set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business that such shareholder may have and the beneficial owner, if any, on whose behalf the proposal is made. Accordingly, any person who desires to make any other proposal at our fiscal 2010 annual meeting must provide the information required not later than March 1, 2011.

          In accordance with SEC rules, the proxy holders named in the form of proxy provided by the Board of Directors will be entitled to use their discretionary voting authority with respect to any shareholder proposal raised at the 2011 annual meeting which is not presented to the Company on or before March 1, 2011 in accordance with the standards set forth above.

If a shareholder intends to present a proposal at our 2011 annual meeting of shareholders and desires to have that proposal included in the proxy statement and form of proxy relating to that meeting, the proposal must be received by the Company at our principal executive offices not later than February 3, 2011 and must comply with the proxy solicitation rules of the SEC.

ANNUAL REPORT TO SHAREHOLDERS

     The Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2010 (fiscal 2009), including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may, without charge, obtain copies, excluding certain exhibits, of the Company’s Annual Report on Form 10-K filed with the SEC. Requests for this Report should be addressed to Investor Relations, Syms Corp, One Syms Way, Secaucus, New Jersey 07094. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

Raymond R. Siconolfi
Controller, Chief Accounting Officer,
Acting Chief Financial Officer and Acting Secretary
June 3, 2010

SYMS CORP

Annual Meeting of Shareholders – June 29, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the “Company”), hereby appoints Marcy Syms, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on June 29, 2010 at 10:30 a.m., at the offices of Syms Corp, One Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2 AND PROPOSAL 3. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

SYMS CORP

June 29, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.syms.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â	Please detach along perforated line and mail in the envelope provided.	â

20430300000000000000 2	062910

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Marcy Syms
		¡	Henry M. Chidgey
☐	WITHHOLD AUTHORITY	¡	Bernard H. Tenenbaum
	FOR ALL NOMINEES	¡	Thomas E. Zanecchia

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To consider a proposal to amend the Company’s certificate of incorporation to limit the liability of the Company directors and officers.	☐	☐	☐

3.	To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending February 26, 2011.	☐	☐	☐

4.	In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.